SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 4, 1999


                            DATA GENERAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-7352                      04-2436397
---------------------------        ------------             -------------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



 4400 Computer Drive, Westboro, Massachusetts                          01580
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   (Address of Principal Executive Offices)                         (Zip code)



       Registrant's telephone number, including area code: (508) 898-5000
                                                           ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

Item 5.  Other Events.

         Data General Corporation has announced that when the company's merger with EMC Corporation is completed, its shareholders will receive 0.3125 shares of EMC common stock for each share of Data General common stock they hold. The exchange ratio is based on the $68.97 average price for EMC common stock during the 20-day trading period that ended October 1.

         A copy of a press release issued by Data General announcing the exchange ratio is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

Exhibit
 Number           Description
--------          -----------

 99.1             Press Release dated October 4, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        DATA GENERAL CORPORATION



                                                        By:   /s/ Jacob Frank
                                                           --------------------
                                                           Jacob Frank
                                                           Vice President and
                                                           General Counsel



Date:    October 4, 1999

                                  EXHIBIT INDEX



Item 7.  Exhibits.

Exhibit
 Number            Description
--------           ------------

99.1               Press Release dated October 4, 1999